Exhibit 24

                                POWER OF ATTORNEY

         Each director and officer of Insilco Corporation (the "Corporation") whose signature appears below hereby appoints Robert L. Smialek, James D. Miller, or Philip K. Woodlief, or any of them, as his attorney-in-fact to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1996, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of March, 1997.

DIRECTORS/OFFICERS:

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
/s/ Robert L. Smialek,                          /s/ James D. Miller
---------------------------------------         -------------------------------
Robert L. Smialek, President,                   James D. Miller, Executive Vice President
Chief Executive Officer and                     and Chief Financial Officer
Chairman of the Board


/s/ Philip K. Woodlief                          /s/ Terence M. O'Toole
---------------------------------------         -------------------------------
Philip K. Woodlief, Controller                  Terence M. O'Toole, Director


/s/ Thomas E. Petry                             /s/ James J. Gaffney
---------------------------------------         -------------------------------
Thomas E. Petry, Director                       James J. Gaffney, Director


/s/ Barry S. Volpert
---------------------------------------
Barry S. Volpert, Director

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